                         SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549


                            ----------------------------



                                      FORM 8-K

                                   CURRENT REPORT



                         Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934


                                   March 31, 1999
                                  ---------------
                         (Date of earliest event reported)


                           FLOW INTERNATIONAL CORPORATION
                          -------------------------------
               (Exact name of Registrant as specified in its charter)

      Washington                    O-12448                      91-1104842
    ---------------               -----------                 ----------------
    (State or other               (Commission                 (I.R.S. Employer
    jurisdiction of                   File                     Identification
    incorporation)                  Number)                       Number)


                 23500 - 64th Avenue South, Kent, Washington  98032
                ---------------------------------------------------
                 (Address of principal executive offices, zip code)


                Registrant's telephone number, including area code:
                                   (253) 850-3500



Total number of pages:  3
Page on which exhibit index appears:  2


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ITEM 5.     Other Events

       On April 1, 1999 Flow International Corporation and Asea Brown Boveri AB ("ABB") announced Flow had completed the acquisition of ABB Pressure Systems AB. ABB Pressure Systems, based in Vasteras, Sweden, was a wholly-owned subsidiary of ABB AB of Stockholm, Sweden and supplies large, bulk ultrahigh-pressure systems to the food industry and isostatic press systems to the automotive and aerospace markets.


ITEM 7.   Exhibits

2.1 Amended and Restated Stock Purchase Agreement dated March 31, 1999 between Asea Brown Boveri AB and Gigantissimo 2131 AB, under change of name to Flow International FPS AB

2.2 Asset Purchase Agreement dated March 31, 1999 between Asea Brown Boveri AB and Flow Holdings GmbH (SAGL) Limited Liability Company

2.3 Amended and Restated Stock Purchase Agreement dated March 31, 1999 among ABB Industrial Systems, Inc., Flow International Corporation, and ABB Autoclave Systems Inc.

20.1   Press Release dated April 1, 1999


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                                      SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  April 12, 1999                FLOW INTERNATIONAL CORPORATION



                                By:
                                 ---------------------------------------
                                      John S. Leness
                                      General Counsel and Corporate Secretary


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